UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

ELITE DATA SERVICES, INC.
(Name of Registrant As Specified In Charter)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELITE DATA SERVICES, INC.

4447 N. Central Expressway, Suite 110-135

Dallas, Texas 75205

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF ELITE DATA SERVICES, INC.:

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on August 27, 2015 (the “Record Date”), of shares of the common stock with voting power of Elite Data Services, Inc., a Florida corporation (the “Company,” or the “Corporation”), that our Board of Directors and the majority shareholders of approximately 55.93% of our common stock with voting power as of the Record Date have giving written consent as of August 27, 2015, to approve the following:

(1)	To amend and restate the Company’s Articles of Incorporation as set forth on the proposed amended and restated Articles of Incorporation attached hereto as Exhibit A;

(2)	To amend and restate the Company’s By-laws as set forth on the proposed amended and restated By-Laws attached hereto as Exhibit B;

(3)	To approve a Company Equity Incentive Stock Plan as set forth on the proposed Equity Incentive Stock plan attached hereto as Exhibit C; and

(4)

To approve of up to 1 for 1,000 reverse stock split, at the sole discretion of the Board of Directors at any time within one year after the date that is 20 calendar days after the mailing of this Information Statement.

On August 27, 2015, our Board of Directors and the shareholders who hold a majority of our outstanding Common Stock, owning approximately 55.93% of the voting securities of the Company, executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action. The foregoing actions will not become effective before a date, which is twenty (20) calendar days after this Information Statement is first provided to Stockholders. The entire cost of furnishing this Information Statement will be borne by the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

Because the written consent of the holders of a majority of our Common and Preferred Stock satisfies any applicable stockholder voting requirement of the Florida Code and our Articles of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

This Proxy Statement is dated August 27, 2015, and is being first mailed to shareholders on or about ___, 2015.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company’s legal counsel, JMS Law Group, PLLC, at (516) 422-6285. For a written request, mail request to 4447 N. Central Expressway Suite 110-135, Dallas, TX 75205. To obtain timely delivery, security holders must request the information no later than five business days before September ___, 2015.

On behalf of the Board of Directors of ELITE DATA SERVICES, INC.,

Date: August 27, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

ELITE DATA SERVICES, INC.

4447 N. Central Expressway Suite 110-135

Dallas, TX 75205

INFORMATION STATEMENT

August 27, 2015

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of Elite Data Services, Inc., a Florida Corporation (the “Company” or the “Corporation”), to notify such Stockholders that on or about August 27, 2015, the Company received written consents in lieu of a meeting of stockholders from one holder of 14,315,000 shares representing approximately 55.93% of the total 25,595,902 issued and outstanding shares of voting stock of the Company (the “Majority Stockholder”) to (a) amend and restate our Articles of Incorporation (the “Restated Articles”); (b) amend and restate our By-laws (the “Restated By-laws”); (c) approve a Company Equity Incentive Stock Plan as set forth on the proposed Equity Incentive Stock plan attached hereto; and (d) approve of up to 1 for 1,000 reverse stock split, at the sole discretion of the Board of Directors within 12 months of the effective date to more appropriately capitalize the Company and to further the Company’s business plan, future acquisitions and financings. Accordingly, your consent is not required and is not being solicited in connection with the approval of the matters set forth herein.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action taken. In addition, pursuant to the laws of the State of Florida, the actions taken by majority written consent in lieu of a special shareholder meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue shareholder action by majority written consent presented by our outstanding shares of stock entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of shareholders and to implement the above action to our shareholders in a timely manner.

The above actions will become effective 20 days following the mailing to the Stockholders of the Definitive Information Statement, or as soon thereafter as is practicable.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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OUTSTANDING VOTING SECURITIES OF THE COMPANY

As of the date of the consent by the Majority Stockholder, on August 27, 2015, the Company had 25,595,902 shares of Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. Each share of outstanding Common Stock is entitled to one vote on matters submitted for Stockholder approval.

On August 27, 2015, the holders of 14,315,000 shares (or approximately 55.93% of the 25,595,902 shares of Common Stock then outstanding) executed and delivered to the Company a written consent approving the actions. As the actions were approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the Florida, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein. As of the Record Date, the Company had 25,595,902 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting Majority Stockholders are the record and beneficial owners of a total of 14,315,000 shares of the Company’s common stock, which represents approximately 55.93% of the total number of voting shares. The consenting Majority Stockholders voted in favor of the actions described herein in a written consent, dated August 27, 2015. No consideration was paid for the consent. The consenting stockholders’ name, affiliation with the Company and beneficial holdings are as follows:

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Owners (Shares of Common Stock)	Percentage of Class of Common Stock (2)
Baker Myers & Associates, LLC	14,315,000	55.93%
All Beneficial Owners	14,315,000	55.93%

(1)	Name and Address of Beneficial Owners

Sarah Myers (President, Chief Operations Officer, Secretary, and Director of the Company) is the managing member of Baker Myers & Associates, LLC, a Nevada Corporation (“Baker Myers”), located at 4447 N. Central Expressway Suite 110-135

(2)	Percentage by Class

Beneficial ownership is calculated based on 25,595,902 shares of common stock issued and outstanding as of August 27, 2015. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

(1) ACTION: TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION

On August 27, 2015, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our Articles of Incorporation (the “Restated Articles”). The Majority Stockholders approved the Restated Articles pursuant to a written consent dated as of August 27, 2015. The Restated Articles effecting the share increase will become effective following filing with the Secretary of State of the State of Florida, which will occur promptly following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendments and restatements to the articles of incorporation of the corporation are modifications determined by our Board of Directors to be necessary in order to better reflect our business and to achieve its overall business objectives. The consents being sought and obtained will allow our management to exercise on its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions. The rights being granted to our Board of Directors to designate the rights and preferences of the common and preferred stock as needed from time to time, including the increased amount of shares authorized to be issued, will further provide a corporate and capital structure conducive for potential acquisitions and offer adequate flexibility for the procurement of required future financings. At this time, other than as disclosed in our SEC filings, we do not have any specific acquisitions or financings negotiated, however, we do want to have the proper corporate structure in place in the event that we complete an acquisition or financing in the future.

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The principle changes in the Articles of Incorporation are contained in Article 4 of the Amended and Restated Articles of Incorporation of the Corporation (although readers are urged to review the entire Amended and Restated Articles of Incorporation). As stated in Article 4 of the Amended and Restated Articles of Incorporation of the Corporation, the total number of shares of stock of all classes which we shall have authority to issue will be increased from 60,000,000 shares to 750,000,000 shares, of which the Common Stock, $0.0001 par value each shall be increased from 50,000,000 shares to 500,000,000 shares (hereinafter called "Common Stock") and of which the Preferred Stock, $0.0001 par value each shall be increased from 10,000,000 shares to 250,000,000 shares (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the Common or Preferred Stock shares will be determined by our Board of Directors and will be issued from time to time in one or more series as determined by our Board of Directors without the prior consent of the shareholders. The shares of each series will have such voting powers and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions as are stated in the resolution providing for the issue of such series adopted by our Board of Directors.

The authority being granted to our Board of Directors will be subject to limitations prescribed by law, and may with respect to each series include, particular series designation, including any applicable provisions pertaining to whether or not the series is convertible, offers dividends, redemption times and price, voting rights of each series, restrictions of the issue or reissue of any additional Common or Preferred Stock, and the rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of our assets.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as our Board of Directors may determine from time to time.

We may issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than par value, as may be fixed from time to time by our Board of Directors without action by the stockholders. Our Board of Directors may provide for payment therefore to be received by us in cash, property, or services. Any and all such shares of the Common or Preferred Stock and for which consideration so fixed by our Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

Reasons for the amended and restated articles of Incorporation

The restated Amended Articles of  Incorporation will allow our management to exercise its duties and responsibilities to protect our assets and shareholders by providing the ability to make timely and effective decisions. The rights being granted to our Board of Directors to designate the rights and preferences of the common and preferred stock as needed from time to time, including the increased amount of shares authorized to be issued, will further provide a corporate and capital structure conducive for the completion of acquisitions and offer adequate flexibility for the procurement of required future financings. The Board believes that the amendment will afford us greater flexibility in seeking capital and potential acquisition targets.

There are currently plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock (via acquisition, financing or otherwise), which will be authorized by this amendment (except as previously disclosed in our filings with the Securities Exchange Commission).

Recently, as disclosed in filings made by the Company with the Securities Exchange Commission, the Company has entered into agreements with investors to raise money for the Company. These agreements provide that, based on the trading price of the Company’s common stock, the Company must reserve shares of Common Stock for potential issuance pursuant to thereto. Stockholders should recognize that, as a result, they will own a smaller percentage of shares with respect to the total authorized shares of the Company than they presently own, and would have their percentage ownership in the Company diluted as a result of any future issuances by the Company. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company that might dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offered an above-market premium that was favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to persons allied with Company management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

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The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders. The holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

(2) ACTION: TO AMEND AND RESTATE THE BYLAWS

On August 27, 2015, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, an amendment and restatement of our By-Laws (the “Restated By-Laws”). The Majority Stockholders approved the Restated By-Laws pursuant to a written consent dated as of August 27, 2015. The Restated By-Laws effecting the proposed amendments and restatements will become effective following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The proposed amendments and restatements to the By-Laws of the corporation are modifications to better reflect the business of the Company and to provide more detailed descriptions of existing items such as Stockholders’ meetings, Board of Directors, Board Committees, Officers and Agents, Officers’ Duties and Powers, Stock and Transfer of Stock, Miscellaneous and Amendments, in order to improve administrative and governing procedures for the Company and the protection of its shareholders; including, but not limited to, (a) meeting notices, actions, and governance (inspector of elections), (b) board committees, and (c) director qualification and amendments to compensations.

Reasons for the amended and restated By-Laws

Our Board believes it is in our best interests and the best interests of our stockholders to provide more detailed descriptions of existing articles such as Stockholders’ meetings, Board of Directors, Board Committees, Officers and Agents, Officers’ Duties and Powers, Stock and Transfer of Stock, Miscellaneous and Amendments, in order to improve administrative and governing procedures for the Company and the protection of its shareholders; including, but not limited to, (a) meeting notices, actions, and governance (inspector of elections), (b) board committees, and (c) director qualification and amendments to compensations. Our Board believes that these amendments to the By-Laws will provide more protection for its shareholders based on the Company’s new business plan and expansion efforts in the future.

(3) ACTION: TO APPROVE EQUITY INCENTIVE STOCK PLAN

On August 27, 2015, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, to approve a new Company Equity Incentive Stock Plan (the “Stock Plan”) for the right of the Company to grant certain stock awards or options to employees, directors and/or consultants of the Company or any of its subsidiaries. The Majority Stockholders approved the Stock Plan pursuant to a written consent dated as of August 27, 2015. The Stock Plan will become effective following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

Under the Plan, the Company may issue common stock, not to exceed Twenty-Five Million (25,000,000) Shares of common stock of the Company (the “Stock Award” or “Stock Awards”), or grant options to acquire common stock of the Company (the “Option” or “Options”), (the “Stock”), which may be in the form of Stock Awards, or “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”). If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments and no adjustment shall be made in the number and class of shares of stock subject to the Plan and each Stock Award or Option outstanding under the Plan. Each such adjustment shall be subject to approval by the Board in its sole discretion.

Reasons for the Equity Incentive Stock Plan

Our Board believes it is in our best interests and the best interests of our stockholders to approve the Stock Plan in order to:

(a) Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b) Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and

(c) Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the Company.

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(4) ACTION: TO APPROVE REVERSE SPLIT

On August 27, 2015, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding capital stock, to approve, as determined by the Board of Directors, within a year from the date of effectiveness, a Reverse Split, whereby all of the outstanding shares of our Common Stock will be automatically converted into a smaller number of shares, at the reverse split ratio of up to 1:1,000. There would be no corresponding change in the authorized shares of common stock or preferred stock.

Reasons for Reverse Split

A Reverse Split is intended to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving a Reverse Split, the Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Directors also believe that most investment funds are reluctant to invest in lower priced stocks.

However, the effect of a Reverse Split upon the market price for the Company's Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after a Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from a Reverse Split. The market price of the Company's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

Potential Risks Of A Reverse Split

There can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from a Reverse Split, that a Reverse Split will result in a per share price that will increase its ability to attract investors, employees and other service providers, or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after a Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split.

Potential Effects Of A Reverse Split

General. For each holder of Common Stock the number of shares held will be reduced by a Reverse Split ratio as follows: the number of shares held before the Reverse Split will be divided by up to 1,000, or a reduced number thereof as determined by the Board of Directors, and if the result has a fractional component, the result will be that each fractional share shall be rounded up to the nearest whole share. By way of example, a shareholder with 100,001 shares of Common Stock before a Reverse Split (at a ratio of 1:1,000) will hold 101 shares of Common Stock upon completion of a Reverse Split at a ratio of 1 for 1,000, and each fractional share shall be rounded up to the nearest whole share.

Accounting Matters. The par value of the Company’s Common Stock would remain unchanged at $0.0001 per share after a Reverse Split. Also the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Split.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at August 27, 2015, there are 25,595,902 shares of Common Stock and -0- shares of Preferred Stock, issued and outstanding, respectively. As a result of a Reverse Split, the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt or other derivative securities) will be reduced to the number of shares of capital stock issued and outstanding immediately prior to the effectiveness of a Reverse Split, divided by up to one thousand (1,000). Each fractional share shall be rounded up to the nearest whole share.

There will be no change to the number of authorized shares of Common Stock and Preferred Stock as a result of a Reverse Split.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of capital stock prior and subsequent to a Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of a Reverse Split.

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A Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power. A Reverse Split will not alter the respective voting rights and other rights of shareholders.

Increase of Shares of All Classes of Capital Stock Available for Future Issuance. As a result of a Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and no change to the number of authorized shares of the Company’s Common Stock or Preferred Stock under the Company’s Articles of Incorporation, as amended and restated. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance in the future will increase.

Effectiveness Of The Reverse Split

The Board of Directors has the authority to authorize a Reverse Split of the Common Stock of the Company at a ratio of up to 1:1,000 at any time within one year after the date that is 20 calendar days after the mailing of this Information Statement to stockholders.

Exchange of Certificates After Split. It will not be necessary for stockholders to exchange their old certificates. However, after the effective date of a Reverse Split, those stockholders who wish to obtain new certificates should contact the transfer agent, Manhattan Transfer Registrar Company, 57 Eastwood Rd., Miller Place, NY 11764, Phone: (631) 928-7655.

Tax Impact of the Reverse Split. The following discussion summarizing material federal income tax consequences of a Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not generally result in recognition of a gain or loss to the shareholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner.

No gain or loss will be recognized by the Company as a result of a Reverse Split. The Company's views regarding the tax consequences of a Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERS SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN, WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS.

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IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

Share Certificates.

Following a Reverse Split, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend reflecting a reverse split, but this in no way will affect the validity of your current share certificates.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following information table sets forth certain information regarding the Common Stock owned on August 27, 2015 by (i) each person who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Owners (Shares of Common Stock)	Percentage of Class of Common Stock (2)
Dr. James Ricketts	0	0%
Charles Rimlinger	0	0%
Sarah Myers	14,315,000	55.93%
Stephen Antol	0	0%
All Beneficial Owners	14,315,000	55.93%

(1)	Name and Address of Beneficial Owners

(a)	Mr. Charles Rimlinger is the Chief Executive Officer and a Director of the Company and is located at: 4447 N. Central Expressway, Suite 110-135, Dallas, Texas 75205.

(b)

Ms. Sarah Myers is the President, Chief Operations Officer, Secretary, and Director of the Company and is located at: 4447 N. Central Expressway, Suite 110-135, Dallas, Texas 75205. The shares are held in the name Baker Myers & Associates, LLC

(c)	Mr. Stephen Antol is the Chief Financial Officer of the Company and is located at: 4447 N. Central Expressway, Suite 110-135, Dallas, Texas 75205.

(d)	Dr. James Ricketts is the Vice President of Investor Relations, and Chairman of the Board of Directors of the Company and is located at: 4447 N. Central Expressway, Suite 110-135, Dallas, Texas 75205.

(2)	Percentage by Class

Beneficial ownership is calculated based on 25,595,902 shares of common stock issued and outstanding as of August 27, 2015. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite that person’s name, subject to community property laws, where applicable.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

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ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

NO DISSENTER’S RIGHTS

The Company is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida Code. No dissenters' and/or appraisal rights under the Florida Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions shall not be effective until a date at least twenty (20) days after the date on which the Definitive Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on August 27, 2015.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on August 27, 2015, as the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the above actions will not become effective until at least 20 calendar days after the mailing of the Definitive Information Statement.

This Information Statement is being mailed on or about August 27, 2015 to all Stockholders of record as of the Record Date.

DOCUMENTS INCORPORATED BY REFERENCE.

The following documents that we previously filed with the SEC (other than any portions of such documents that are not deemed “filed” under the Exchange Act in accordance with the Exchange Act and applicable SEC rules) are incorporated by reference in this Information Statement:

-	Elite Data Services Inc. Annual Report on Form 10-K for the year ended December 31, 2014

-	Elite Data Services Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2015

We do not incorporate by reference any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K in any past or future filings, unless specifically stated otherwise. The information incorporated by reference should be considered part of this Information Statement except for any information superseded by information contained directly in this Information Statement. Upon written request by any stockholder, the Company shall deliver, without charge, by first class mail a copy of any and all of the information (not including exhibits) that has been incorporated by reference in this Information Statement. Such requests should be made in writing and directed to Charles Rimlinger, CEO, Elite Data Services Inc., 4447 N. Central Expressway Suite 110-135, Dallas, TX 75205.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For a written request, mail request to Elite Data Services Inc., 4447 N. Central Expressway Suite 110-135, Dallas, Texas 75205. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement, which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ELITE DATA SERVICES, INC.

Date: September 2, 2015	By:	/s/ Charles Rimlinger
Charles Rimlinger
Chief Executive Officer

By the order of the Board of Directors

	By:	/s/ Charles Rimlinger
Charles Rimlinger
Director

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EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF ELITE DATA SERVICES, INC

ELITE DATA SERVICES, INC., a corporation organized and existing under the laws of the State of Florida, does hereby certify that:

1.	The original Articles of Incorporation were filed with the Secretary of State of Florida on November, 1981;

2.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on May 13, 1982;

3.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on September 15, 2011;

4.	The Articles of Amendment of the Articles of Incorporation were filed with the Secretary of State of Florida on December 4, 2013; and

5.

The following Amended and Restated Articles of Incorporation was duly proposed by the Corporation's Board of Directors and adopted by the Corporation's stockholders in accordance with the provisions of corporation statutes of State of Florida.

FIRST: The name of the Corporation is ELITE DATA SERVICES, INC.

SECOND: its registered office or place of business in the state of Florida is to be located at 5011 South State Road, Suite 106, Davie, Florida 33314. The name of its registered agent is Vcorp Services LLC and the address of said registered agent is 5011 South State Road, Suite 106, Davie, Florida 33314.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted, or carried on, are those necessary to engage in any lawful act or activity for which corporations may be organized under the corporation statutes of state of Florida.

FOURTH: The total number of shares of stock of all classes which the Corporation shall have authority to issue is 750,000,000 shares, of which 500,000,000 shares shall be Common Stock of the par value of $.0001 each (hereinafter called "Common Stock") and 250,000,000 shares shall be Preferred Stock of the par value of $.0001 each (hereinafter called "Preferred Stock").

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the shares of each class are as follows:

1.

The Common or Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

2.

Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article FOURTH and to the limitations prescribed by law, to authorize the issue of one or more series of Common or Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(a)	The designation of such series.

(b)

The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(c)	Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

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(d)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)

Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

(f)	The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

(g)	The restrictions, if any, on the issue or reissue of any additional Common or Preferred Stock.

(h)	The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of the Corporation (“Liquidation Preferences”).

3.

Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, the holders of any such series and class of stock shall vote together and not as a separate class except as specifically provided by subsequent resolution or resolutions of the Board of Directors or as otherwise required by law. Subject to such restrictions as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the stock of the Corporation entitled to vote for the election of directors ("Voting Stock").

4.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as the Board of Directors of the Corporation, in its discretion, may determine from time to time.

5.

The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders. The Board of Directors may provide for payment therefore to be received by the Corporation in cash, property, or services. Any and all such shares of the Common or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: The private property of the stockholders shall not be subject to the payment of corporate debts.

SEVENTH: Any action by stockholders of the Corporation shall be taken at a meeting of stockholders and no action may be taken by written consent of stockholders entitled to vote upon such action unless such action complies with the voting requirements as set forth in this Amendment and Restatement to the Articles of Incorporation in conjunction with the Amended and Restated By-Laws of the Corporation.

EIGHTH: Subject to the provisions of the laws of the State of Florida, the following provisions are adopted for the management of the business and for the conduct of the affairs of the Corporation, and for defining, limiting, and regulating the powers of the Corporation, the directors, and the stockholders:

(a)	The books of the Corporation may be kept outside the State of Florida at such place or places as may from time to time be designated by the Board of Directors.

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(b)

The business of the Corporation shall be managed by its Board of Directors, and the Board of Directors shall have power to exercise all the powers of the Corporation, including (but without limiting the generality hereof) the power to create mortgages upon the whole or any part of the property of the Corporation, real or personal, without any action of or by the stockholders, except as otherwise provided by statute or by the By-Laws.

(c)

The number of directors shall be fixed by the By-Laws, subject to alteration from time to time by amendment of the By-Laws either by the Board of Directors or the stockholders. An increase in the number of directors shall be deemed to create vacancies in the Board, to be filled in the manner provided in the By-Laws. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed in such manner as shall be provided in the By-Laws.

(d)

The Board of Directors shall have power to make and alter By-Laws, subject to such restrictions upon the exercise of such power as are contained in this Amendment to the Article of Incorporation or the By-Laws and amendments thereto.

(e)

The Board of Directors shall have power, in its discretion, to fix, determine, and vary from time to time the amount to be retained as surplus and the amount or amounts to be set apart out of any of the funds of the Corporation available for dividends as working capital or a reserve or reserves for any proper purpose, and to abolish any such reserve in the manner in which it was created.

(f)

The Board of Directors shall have power, in its discretion, from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them, other than the stock ledger, shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book, or document of the Corporation, except as conferred by law or authorized by resolution of the directors or the stockholders.

(g)

Upon any sale, exchange, or other disposal of the property and/or assets of the Corporation, payment therefore may be made either to the Corporation or directly to the stockholders in proportion to their interests, upon the surrender of their respective stock certificates, or otherwise, as the Board of Directors may determine.

(h)	The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of the Corporation.

(i)

In case the Corporation shall enter into any contract or transact any business with one or more of its directors, or with any firm of which any director is a member, or with any corporation or association of which any director is a stockholder, director, or officer, such contract or transaction shall not be invalidated or in any way affected by the fact that such director has or may have an interest therein which is or might be adverse to the interests of the Corporation, even though the vote of such director might have been necessary to obligate the Corporation upon such contract or transaction; provided, that the fact of such interest shall have been disclosed to the other directors or the stockholders of the Corporation, as the case may be, acting upon or with reference to such contract or transaction.

(j)

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Florida may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of the corporation statutes of the state of Florida, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three- fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

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NINTH: The Corporation reserves the right to amend, alter, change, add to, or repeal any provision contained in this Articles of Incorporation in the manner now or hereafter prescribed by statute; and all rights herein conferred are granted subject to this reservation.

TENTH: To the full extent provided by the corporation statutes of the state of Florida as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for conduct as a director. Any amendment to or repeal of this Article TENTH shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the undersigned has signed this Amendment to the Articles of Incorporation this 27th day of August 2015.

By:	/s/ Sarah Myers
Sarah Myers
Its:	Secretary

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EXHIBIT B

AMENDED AND RESTATED BY-LAWS OF ELITE DATA SERVICES, INC.

(A Florida Corporation)

(Amended and Restated on August 27, 2015)

TABLE OF CONTENTS

ARTICLE I – Stockholders’ Meeting

Section 1	Annual Meetings
Section 2	Special Meetings
Section 3	Place of Meeting
Section 4	Notice of Meetings
Section 5	Waivers of Notice
Section 6	Quorum
Section 7	Proxies
Section 8	Inspectors of Election
Section 9	Fixing the Record Date
Section 10	Action By Stockholders Without a Meeting
Section 11	Notice of Stockholder Business and Nominations; Required Vote for Directors; Director Qualification
Section 12	Notice to Corporation

ARTICLE II – Board of Directors

Section 1	Number and Term of Office
Section 2	Nomination and Election
Section 3	Place of Meeting
Section 4	Annual Meeting
Section 5	Regular and Stated Meetings
Section 6	Special Meetings
Section 7	Meeting by Virtual Communication
Section 8	Quorum and Manner of Acting
Section 9	Chairman of the Board
Section 10	Resignations
Section 11	Removal of Directors
Section 12	Filling of Vacancies Not Caused by Removal
Section 13	Directors' Fees
Section 14	Action Without a Meeting
Section 15	Interests of Directors in Contracts

ARTICLE III – Board Committees

Section 1	Audit Committee
Section 2	Other Committees
Section 3	Quorum and Manner of Acting

ARTICLES IV – Officers and Agents: Terms, Compensation, Removal, Vacancies

Section 1	Officers
Section 2	Term of Office
Section 3	Salaries of Elected Officers
Section 4	Bonuses
Section 5	Removal of Elected and Appointed Officers
Section 6	Vacancies
Section 7	Resignations

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ARTICLE V – Officers’ Duties and Powers

Section 1	Chairman of the Board
Section 2	President
Section 3	Chief Executive Officer
Section 4	Vice Presidents and Controller
Section 5	Secretary
Section 6	Treasurer
Section 7	Additional Powers and Duties
Section 8	Delegation of Authority
Section 9	Salaries

ARTICLE VI – Stock and Transfers of Stock

Section 1	Stock Certificates
Section 2	Transfer Agents and Registrars
Section 3	Transfers of Stock
Section 4	Lost Certificates
Section 5	Issue and Consideration for Shares

ARTICLE VII - Miscellaneous

Section 1	Fiscal Year
Section 2	Signing of Negotiable Instruments
Section 3	Indemnification of Directors and Officers
Section 4	Uniformity of Interpretation and Severability

ARTICLE VIII – Amendments

Section 1	Amendment of the By Laws: General

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ARTICLE I – Stockholder’s Meetings

SECTION 1. Annual Meetings. The Annual Meeting of the stockholders shall be held on such date and at such time as the Board of Directors shall determine,for the election of directors and the transaction of such other business as may come before the meeting.

SECTION 2. Special Meetings. A special meeting of the stockholders may be called at any time by the Board of Directors, or by stockholders holding togetherat least fifty-one percent (51%) of the outstanding shares of stock entitled to vote, except as otherwise provided by statute or by the Articles of Incorporation or any amendment thereto.

SECTION 3. Place of Meeting. All meetings of the stockholders of the Corporation shall be held at such place or places within or without the State ofFlorida as may from time to time be fixed by the Board of Directors or as shall be specified or fixed in the respective noticesor waivers of notice thereof.

SECTION 4. Notice of Meetings. Except as otherwise required by statute and as set forth below, notice of each annual or special meeting of stockholders shall begiven to each stockholder of record entitled to vote at such meeting not less than ten nor more than sixty (or the maximumnumber permitted by applicable law) days before the meeting date.

SECTION 5. Waivers of Notice. Whenever any notice is required to be given to any stockholder under the provisions of these By Laws, the Articles ofIncorporation, or Florida Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitledto such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Theattendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, exceptwhen a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction ofany business because the meeting is not lawfully called or convened.

SECTION 6. Quorum. At all meetings of stockholders, except when otherwise provided by statute or by the Articles of Incorporation or anyamendment thereto, or by the By Laws, the presence, in person or by proxy duly authorized, of the holders of no less than one third of theoutstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business; and except as otherwiseprovided by statute or rule of law, or by the Articles of Incorporation or any amendment thereto, or by the By Laws, the vote, in person or by proxy, of the holders of a majority of the shares constituting such quorum shall be binding upon all stockholders of the Corporation. In the absence of a quorum, a majority of the shares present in person or by proxy and entitledto vote may adjourn any meeting, from time to time but not for a period of more than thirty days at any one time, until aquorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted whichmight have been transacted at the meeting as originally called. Unless otherwise provided by statute, no notice of an adjournedmeeting need be given.

SECTION 7. Proxies.

7.1 Appointment. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writingwithout a meeting may authorize another person or persons to act for such stockholder by proxy. Such authorization may beaccomplished by (a) the stockholder or such stockholder's authorized officer, director, employee, or agent executing a writingor causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature, or (b) bytransmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the intendedholder of the proxy or to a proxy solicitation firm, proxy support service, or similar agent duly authorized by the intendedproxy holder to receive such transmission; provided, that any such telegram, cablegram, or other electronic transmission musteither set forth or be accompanied by information from which it can be determined that the telegram, cablegram, or otherelectronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication, or other reliablereproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for suchstockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which theoriginal writing or transmission could be used, provided that such copy, facsimile telecommunication, or other reproductionshall be a complete reproduction of the entire original writing or transmission.

7.2 Delivery to Corporation; Duration. A proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting or the delivery to theCorporation of the consent to corporate action in writing. A proxy shall become invalid three years after the date of itsexecution, unless otherwise provided in the proxy. A proxy with respect to a specified meeting shall entitle the holder thereof tovote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournmentthereof.

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SECTION 8. Inspectors of Election.

8.1 Appointment. In advance of any meeting of stockholders, the Board of Directors of the Corporation shall appoint one or more persons to actas inspectors of election at such meeting and to make a written report thereof. The Board of Directors may designate one ormore persons to serve as alternate inspectors to serve in place of any inspector who is unable or fails to act. If no inspector oralternate is able to act at a meeting of stockholders, the chairman of such meeting shall appoint one or more persons to act asinspector of elections at such meeting.

8.2 Duties. The inspectors shall: (a) ascertain the number of shares of the Corporation outstanding and the voting power of each suchshare; (b) determine the shares represented at the meeting and the validity of proxies and ballots; (c) count all votes and ballots;(d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinationby them; and (e) certify their determination of the number of shares represented at the meeting and their count of the votes andballots. Each inspector of election shall, before entering upon the discharge of his or her duties, take and sign an oath tofaithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors ofelection may appoint or retain other persons or entities to assist them in the performance of their duties.

8.3 Determination of Proxy Validity. The validity of any proxy or ballot executed for a meeting of stockholders shall be determined by the inspectors of election inaccordance with the applicable provisions of the Florida State Law as then in effect. In determining thevalidity of any proxy transmitted by telegram, cablegram, or other electronic transmission, the inspectors shall record in writingthe information upon which they relied in making such determination.

SECTION 9. Fixing the Record Date.

9.1 Meetings. For the purpose of determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournmentthereof, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolutionfixing the record date is adopted by the Board of Directors, and which record date shall be not fewer than ten nor more thansixty (or the maximum number permitted by applicable law) days before the date of such meeting. If no record date is fixed by the Boardof Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall beat the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close ofbusiness on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled tonotice of and to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that theBoard of Directors may fix a new record date for the adjourned meeting.

9.2 Consent to Corporate Action Without a Meeting. For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Boardof Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date isadopted by the Board of Directors, and which date shall not be more than ten (or the maximum number permitted by applicablelaw) days after the date on which the resolution fixing the record date is adopted by the Board of Directors. If no record datehas been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action inwriting without a meeting, when no prior action by the Board of Directors is required by Florida State Law as now or hereafter amended, shall be the first date on which a signed written consent setting forth the actiontaken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the records of proceedings of meetings of stockholders. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by Florida Business Corporation Act as now or hereafter amended, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

9.3 Dividends, Distributions, and Other Rights. For the purpose of determining the stockholders entitled to receive payment of any dividend or other distribution or allotmentof any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, orfor the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede thedate on which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (or themaximum number permitted by applicable law) days prior to such action. If no record date is fixed, the record date fordetermining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directorsadopts the resolution relating thereto.

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9.4. Voting List. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting shallbe made, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered inthe name of each stockholder. This list shall be open to examination by any stockholder, for any purpose germane to themeeting, during ordinary business hours, for a period of ten days prior to the meeting, either at a place within the city where themeeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where themeeting is to be held. The list shall also be produced and kept at such meeting for inspection by any stockholder who is present.

SECTION 10. Action by Stockholders Without a Meeting. Any action which could be taken at any annualor special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if a consent orconsents in writing, setting forth the action so taken, are (a) signed by the holders of outstanding stock having not fewer thanthe minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitledto vote thereon were present and voted and (b) delivered to the Corporation by delivery to its registered office in the State ofFlorida, or its principal place of business, or an officer or agent of the Corporation having custody of the records of proceedingsof meetings of stockholders. Delivery made to the Corporation shall be by hand or by certified mail orregistered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signsthe consent and no written consent shall be effective to take the corporate action referred to therein unless written consentssigned by a sufficient number of stockholders to take such action are delivered to the Corporation, in the manner required bythis Section, within sixty (or the maximum number permitted by applicable law) days of the date of the earliest dated consentdelivered to the Corporation in the manner required by this Section 10. The validity of any consent executed by a proxy for astockholder pursuant to a telegram, cablegram, or other means of electronic transmission transmitted to such proxy holder by orupon the authorization of the stockholder shall be determined by or at the direction of the Secretary of the Corporation. Awritten record of the information upon which the person making such determination relied shall be made and kept in therecords of the proceedings of the stockholders. Any such consent shall be inserted in the minute book as if it were the minutesof a meeting of the stockholders. Prompt notice of the taking of the corporate action without a meeting by less than unanimouswritten consent shall be given to those stockholders who have not consented in writing.

SECTION 11. Notice of Stockholder Business and Nominations; Required Vote for Directors; Director Qualification.

11.1 Notice of Stockholder Business and Nominations.

11.1.1 Annual Meetings of Stockholders.

A.

Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in this By Law and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this By Law.

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B.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to Section 11.1.1(A) of this Bylaw, the stockholder must have given timely notice thereof, in writing to the Secretary and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth day and not later than the close of business on the ninetieth day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting and the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. To be in proper form, a stockholder's notice to the Secretary must: (a) set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, if any, (ii) the class or series and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten days after the record date for the meeting to disclose such ownership as of the record date), and (iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"); (b) if the notice relates to any business other than the nomination of a director that the stockholder proposes to bring before the meeting, set forth (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (ii) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; (c) set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected and a statement whether such person, if elected, intends to tender, promptly following such person's election or re-election, an irrevocable resignation effective upon such person's failure to receive the required vote for re-election at the next meeting at which such person would face re-election and upon acceptance of such resignation by the Board of Directors) and (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation SK if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (d) with respect to each nominee for election or reelection to the Board of Directors, include the completed and signed questionnaire, representation and agreement required by Section 11.3 of this By Law. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

C.

Notwithstanding anything in Section 11.2 of this By Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

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11.1.2 Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this By Law and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures set forth in this By Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by Section 11.1.1(A) of this By Law (including the completed and signed questionnaire, representation and agreement required by Section 11.3 of this By Law) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting and the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

11.1.3 General.

A.

Only such persons who are nominated in accordance with the procedures set forth in this By Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By Law. Except as otherwise provided by law, the Articles of Incorporation or these By Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By Law and, if any proposed nomination or business is not in compliance with this By Law, to declare that such defective proposal or nomination shall be disregarded.

B.

For purposes of this By Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

C.

Notwithstanding the foregoing provisions of this By Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By Law. Nothing in this By Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a 8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock if and to the extent provided for under law, the Articles of Incorporation or these By Laws.

11.2 Required Vote for Directors. A nominee for director shall be elected to the Board of Directors if the votes cast for such nominee's election exceed the votes cast against such nominee's election; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 11.1 of this By-law, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date the Corporation first mails its notice of meeting for such meeting to stockholders. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee. Votes cast shall exclude abstentions with respect to that director's election.

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11.3 Director Qualification: Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 11.1 of this By Law) to the Secretary at the principal executive offices of the Corporation a written document with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request), which agreement shall (i) provide that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation, or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation, with such person's fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

SECTION 12. Notice to Corporation. Any written notice required to be delivered by a stockholder to theCorporation pursuant to Section 11.1 of this Article I orSection 2.1 of Article II of these By Laws must be given, either by personal delivery or by registered or certified mail, postageprepaid, to the Secretary at the Corporation's executive offices in the city of Novi, State of Michigan.

ARTICLE II – Board of Directors

SECTION 1. Number and Term of Office. The number of directors shall be at least one, but the number may be increased, or decreased to not less than one, from time totime, either by the directors by adoption of a resolution to such effect or by the stockholders by amendment of the By Laws inaccordance with Article VIII hereof. Each director shall serve for the term to which the director waselected, and until a successor shall have been elected and qualified or until the director's prior death, resignation, or removal.At each succeeding annual meeting of stockholders of the Corporation, each director shall be elected to holdoffice until the next annual meeting of stockholders or until his or her successor shall be elected and qualified or until his or herearlier resignation or removal.

SECTION 2. Nomination and Election.

2.1 Nomination. Only persons who are nominated in accordance with Article I, Section 11 of these By Laws shall be eligible for election as directors.

2.2 Election. At each election of directors by stockholders, the persons who are elected in accordance with Article I, Section 11 of these ByLaws shall be the directors.

SECTION 3. Place of Meeting. Meetings of the Board of Directors, or of any committee thereof, may be held either within or without the State of Florida.

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SECTION 4. Annual Meeting. Each year the Board of Directors shall meet in connection with the annual meeting of stockholders for the purpose of electingofficers and for the transaction of other business. No notice of such meeting is required. Such annual meeting may be held atany other time or place, which shall be specified in a notice given as hereinafter provided for special meetings of the Board, orin a consent and waiver of notice thereof, signed by all the directors.

SECTION 5. Regular or Stated Meetings. The Board of Directors may, by resolution adopted by affirmative vote of a majority of the whole Board, from time to timeappoint the time and place for holding stated meetings of the Board, if by it deemed advisable; and such stated meetings shallthereupon be held at the time and place so appointed, without the giving of any special notice with regard thereto. In case theday appointed for a stated meeting shall fall upon a legal holiday, such meeting shall be held on the next following day, not alegal holiday, at the regularly appointed hour. Except as otherwise provided in the By Laws, any and all business may betransacted at any stated meeting.

SECTION 6. Special Meetings.

6.1 Convenors and Notice. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board or any twodirectors. Notice of a special meeting of the Board of Directors, stating the place, day, and hour of the meeting, shall be givento each director in writing (by mail, wire, facsimile, or personal delivery) or orally (by telephone or in person).

6.2 Waiver of Notice. With respect to a special meeting of the Board of Directors, a written waiver signed by a director, shall be deemed equivalentto notice to that director. A director's attendance at a meeting shall constitute that director's waiver of notice of such meeting,except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to thetransaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at,nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the waiver of notice of suchmeeting.

SECTION 7. Meeting by Virtual Communication. The Board of Directors may, in its sole discretion, with respect to any meeting of stockholders, determine that the meeting may be held solely by means of remote communication. In such case, the Board of Directors shall have the power and authority to determine and set such guidelines and procedures for the holding of any meeting by remote communication, in which case stockholders and proxy holders not physically present at a meeting may, by means of remote communication, participate in such meeting and be deemed to be present in person and vote at a meeting of stockholders. All notices of meetings of stockholders shall be sent or otherwise given in accordance with these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date, and hour of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days prior to the meeting on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or during ordinary business hours at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

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SECTION 8. Quorum and Manner of Acting. Except as herein otherwise provided, one third percent of the total number of directors fixed by or in the manner provided in theseBy Laws at the time of any stated or special meeting of the Board or, if vacancies exist on the Board of Directors, one third percentof such number of directors then in office, provided, however, that such number may not be less than one third of the totalnumber of directors fixed by or in the manner provided in these By Laws, shall constitute a quorum for the transaction ofbusiness; and, except as otherwise required by statute or by the Articles of Incorporation or any amendment thereto, or bythe By Laws, the act of a majority of the directors present at any such meeting at which a quorum is present shall be the act ofthe Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting, from time totime, until a quorum is present. No notice of any adjourned meeting need be given.

SECTION 9. Chairman of the Board. The Chairman of the Board shall preside, when present, at all meetings of the Board, except as otherwise provided by law.

SECTION 10. Resignations. Any director of the Corporation may resign at any time by giving written notice thereof to the Secretary. Such resignation shalltake effect at the time specified therefor or if the time is not specified, upon delivery thereof; and, unless otherwise specifiedwith respect thereto, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 11. Removal of Directors. All directors elected may be removed with or without cause by the affirmative vote of the holders of record of amajority of the outstanding shares of stock entitled to vote, at a meeting of the stockholders called for that purpose; and thevacancy on the Board caused by any such removal may be filled by the stockholders at such meeting or at any subsequentmeeting.

SECTION 12. Filling of Vacancies Not Caused by Removal. In case of any increase in the number of directors, or of any vacancy created by death or resignation, the additional director ordirectors may be elected or, as the case may be, the vacancy or vacancies may be filled, either (a) by the Board of Directors atany meeting; or (b) by the stockholders entitled to vote, either at an annual meeting or at a special meeting thereof calledfor the purpose, by the affirmative vote of a majority of the outstanding shares entitled to vote at such meeting.

SECTION 13. Directors' Fees. The Board of Directors shall have authority to determine from time to time the amount of compensation which shall be paid toits members for attendance at meetings of the Board or of any committee of the Board.

SECTION 14. Action Without a Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent in writing or by electronic transmission to such action. Such written consent or consents or electronic transmission or transmissions shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

SECTION 15. Interest of Directors in Contracts. Any contract or other transaction between the Corporation and (a) any Director, or (b) any corporation, unincorporated association, business trust, estate, partnership, trust, joint venture, individual or other legal entity (“Legal Entity”) (1) in which any Director has a material financial interest or is a general partner, or (2) of which any Director is a director, officer or trustee (collectively, a “Conflict Transaction”), shall be valid for all purposes, if the material facts of the Conflict Transaction and the Director’s interest were disclosed or known to the Board, a committee with authority to act thereon, or the Shareholders entitled to vote thereon, and the Board, such committee, or such Shareholders authorized, approved, or ratified the Conflict Transaction. A Conflict Transaction is authorized, approved or ratified: (a) by the Board or such committee, if it receives the affirmative vote of a majority of the Directors who have no interest in the Conflict Transaction, notwithstanding the fact that such majority may not constitute a quorum or a majority of the Board or such committee or a majority of the Directors present at the meeting, and notwithstanding the presence or vote of any Director who does have such an interest; provided, however, that no Conflict Transaction may be authorized, approved or ratified by a single Director; or (b) by the Shareholders, if it receives the vote of a majority of the shares entitled to be counted, in which vote shares owned or voted under the control of any Director who, or of any Legal Entity that, has an interest in the Conflict Transaction may be counted. This Section shall not be construed to require authorization, ratification or approval by the Shareholders of any Conflict Transaction, or to invalidate any Conflict Transaction that would otherwise be valid under the common and statutory law applicable thereto.

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ARTICLE III – Board Committees

SECTION 1. Audit Committee. In addition to any committees appointed pursuant to Section 2 of this Article, there shall be an Audit Committee, appointedannually by the Board of Directors, consisting of at least three directors who are not members of management. It shall be theresponsibility of the Audit Committee to review the scope and results of the annual independent audit of books and records ofthe Corporation and its subsidiaries and to discharge such other responsibilities as may from time to time be assigned to it bythe Board of Directors. The Audit Committee shall meet at such times and places as the members deem advisable, and shallmake such recommendations to the Board of Directors as they consider appropriate. If no Audit Committee has been appointed then the Board of Directors shall serve in such capacity.

SECTION 2. Other Committees.

2.1 Committee Powers. The Board of Directors may appoint standing or temporary committees and invest such committees with such powers as it may see fit, with power to subdelegate such powers if deemed desirable by the Board of Directors; but no such committee shall have the power or authority of the Board of Directors to adopt, amend, or repeal the By Laws of the Corporation or approve, adopt or recommend to the stockholders of the Corporation any action or matter expressly required by the Articles of Incorporation, these By Laws or the Florida State Law to be submitted to stockholders for approval.

2.2 Committee Members. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

SECTION 3. Quorum and Manner of Acting. A majority of the number of directors composing any committee of the Board of Directors, as established and fixed byresolution of the Board of Directors, shall constitute a quorum for the transaction of business at any meeting of such committeebut, if less than a majority are present at a meeting, a majority of such directors present may adjourn the meeting from time totime without further notice. The act of a majority of the members of a committee present at a meeting at which a quorum ispresent shall be the act of such committee.

ARTICLE IV - Officers and Agents: Terms, Compensation, Removal, Vacancies

SECTION 1. Officers. The elected officers of the Corporation shall be a Chairman of the Board (who shall be a director) and, at the discretion of theBoard, a President, and one or more Vice Presidents (each of whom may be assigned by the Board ofDirectors, President or the Chief Executive Officer an additional title descriptive of the functions assigned to such officer and one or moreof whom may be designated Executive or Senior Vice President). The Board may also elect one or more Vice Chairmen. The Board of Directors shall appoint a Controller, a Secretary, and a Treasurer. Any number of offices, whetherelective or appointive, may be held by the same person. The Chief Executive Officer may, by a writing filed with the Secretary,designate titles as officers for employees and agents and appoint Assistant Secretaries and Assistant Treasurers, as, from timeto time, may appear to be necessary or advisable in the conduct of the affairs of the Corporation and may, in the same manner,terminate or change such titles.

SECTION 2. Term of Office. So far as practicable, all elected officers shall be elected at the annual meeting of the Board in each year, and shall hold officeuntil the annual meeting of the Board in the next subsequent year and until their respective successors are chosen, or as specifically authorized by the Board. TheController, Secretary, and Treasurer shall hold office at the pleasure of the Board.

SECTION 3. Salaries of Elected Officers. The salaries paid to the officers of the Corporation shall be authorized or approved by the Board of Directors.

SECTION 4. Bonuses. None of the officers, directors, or employees of the Corporation or any of its subsidiary corporations shall at any time be paidany bonus or share in the earnings or profits of the Corporation or any of its subsidiary corporations except pursuant to a planapproved by affirmative vote of two thirds of the members of the Board of Directors.

SECTION 5. Removal of Elected and Appointed Officers. Any elected or appointed officer may be removed at any time, either for with or without cause, by affirmative vote of a majority ofthe Board of Directors, at any meeting called for the purpose, subject to the term and conditions of any agreement governing such removal of such.

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SECTION 6. Vacancies. If any vacancy occurs in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for theremainder of the term.

SECTION 7. Resignations. Any Officer may resign at any time by delivering written notice to the Board, its Chairman, the Chief Executive Officer, or the Secretary. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

ARTICLE V - Officers' Duties and Powers

SECTION 1. Chairman of the Board. The Chairman of the Board shall preside, when present, at all meetings of the stockholders (except as otherwise provided bystatute) and at all meetings of the Board of Directors. The Chairman shall have general power to execute bonds, deeds, andcontracts in the name of the Corporation; to affix the corporate seal; to sign stock certificates; and to perform such other dutiesand services as shall be assigned to or required of the Chairman by the Board of Directors.

SECTION 2. President.. The President shall have general power to execute bonds, deeds, and contracts in the name of the Corporation and to affix thecorporate seal; to sign stock certificates; during the absence or disability of the Chairman of the Board to exercise theChairman's powers and to perform the Chairman's duties; and to perform such other duties and services as shall be assigned toor required of the President by the Board of Directors; provided, that if the office of President is vacant, the Chief Executive Officer shallexercise the duties ordinarily exercised by the President until such time as a President is elected or appointed.

SECTION 3. Chief Executive Officer. The officer designated by the Board of Directors as the Chief Executive Officer of the Corporation shall have general andactive control of its business and affairs. The Chief Executive Officer shall have general power to appoint or designate allemployees and agents of the Corporation whose appointment or designation is not otherwise provided for and to fix thecompensation thereof, subject to the provisions of these By Laws; to remove or suspend any employee or agent who shall nothave been elected or appointed by the Board of Directors or other body; to suspend for cause any employee, agent, or officer,other than an elected officer, pending final action by the body which shall have appointed such employee, agent, or officer; andto exercise all the powers usually pertaining to the office held by the Chief Executive Officer of a corporation.

SECTION 4. Vice Presidents and Controller. The several Vice Presidents and the Controller shall perform all such duties and services as shall be assigned to or required ofthem, from time to time, by the Board of Directors or the Chief Executive Officer, respectively.

SECTION 5. Secretary. The Secretary shall attend to the giving of notice of all meetings of stockholders and of the Board of Directors and shall keepand attest true records of all proceedings thereat. The Secretary shall have charge of the corporate seal and have authority toattest any and all instruments or writings to which the same may be affixed and shall keep and account for all books,documents, papers, and records of the Corporation relating to its corporate organization. The Secretary shall have authority tosign stock certificates and shall generally perform all the duties usually appertaining to the office of secretary of a corporation.In the absence of the Secretary, an Assistant Secretary or Secretary pro tempore shall perform the duties of the Secretary.

SECTION 6. Treasurer. The Treasurer shall have the care and custody of all moneys, funds, and securities of the Corporation, and shall deposit or causeto be deposited all funds of the Corporation in accordance with directions or authorizations of the Board of Directors or theChief Executive Officer. The Treasurer shall have power to sign stock certificates, to indorse for deposit or collection, orotherwise, all checks, drafts, notes, bills of exchange, or other commercial paper payable to the Corporation, and to give properreceipts or discharges therefore. In the absence of the Treasurer, an Assistant Treasurer shall perform the duties of the Treasurer.

SECTION 7. Delegation of Authority. In case of the absence of any Officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such Officer to any other Officer or to any Director, for the time being.

 SECTION 8. Salaries. Officers of the Corporation shall be entitled to such salaries, compensation, or reimbursement as shall be fixed or allowed from time to time by the Board of Directors unless otherwise delegated to the Compensation Committee of the Board of Directors or to members of senior management. No officer shall be prevented from receiving such salary by reason of the fact that the officer is also a director of the Corporation.

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ARTICLE VI - Stock and Transfers of Stock

SECTION 1. Stock Certificates. Every stockholder shall be entitled to a certificate, signed by the Chairman of the Board or the President or a Vice Presidentand the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, certifying the number of shares ownedby the stockholder in the Corporation. Any and all of the signatures on a certificate may be a facsimile. If any officer, transferagent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be suchofficer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect asif he or she were such officer, transfer agent, or registrar at the date of issue.

SECTION 2. Transfer Agents and Registrars. The Board of Directors may, in its discretion, appoint responsible banks or trust companies in such city or cities as the Board may deem advisable, from time to time, toact as transfer agents and registrars of the stock of the Corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

SECTION 3. Transfers of Stock. Shares of stock may be transferred by delivery of the certificates therefore, accompanied either by an assignment in writing onthe back of the certificates or by written power of attorney to sell, assign, and transfer the same, signed by the record holderthereof; but no transfer shall affect the right of the Corporation to pay any dividend upon the stock to the holder of recordthereof, or to treat the holder of record as the holder in fact thereof for all purposes, and no transfer shall be valid, exceptbetween the parties thereto, until such transfer shall have been made upon the books of the Corporation.

SECTION 4. Lost Certificates. The Board of Directors may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen,mutilated, or destroyed, or alleged to be lost, stolen, mutilated, or destroyed, upon such terms and in accordance with suchprocedures as the Board of Directors shall deem proper and prescribe.

SECTION 5. Issue and Consideration for Shares. The Board may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, convertible debentures, financing agreements, contracts for services to be performed, or other securities of the Corporation. The adequacy of the consideration is to be determined by the Board, and that determination is conclusive insofar as the adequacy of the shares relates to whether the shares are validly issued, fully paid, and nonassessable. Once the Corporation receives the consideration for which the Board authorized the issuance of the shares, the shares are fully paid and nonassessable.

ARTICLE VII – Miscellaneous

SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

SECTION 2. Signing of Negotiable Instruments. All bills, notes, checks, or other instruments for the payment of money shall be signed or countersigned by such officer orofficers and in such manner as from time to time may be prescribed by resolution (whether general or special) of the Board ofDirectors.

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SECTION 3. Indemnification of Directors and Officers.

3.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or that, being or having been such a director or officer or an employee of the Corporation, he or she is or was serving at the request of an executive officer of the Corporation as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as such a director, officer, employee, or agent or in any other capacity while serving as such a director, officer, employee, or agent, shall be indemnified and held harmless by the Corporation to the full extent permitted by the Florida State Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the indemnitee's heirs, executors, and administrators; provided, however, that except as provided in Section 3.2 with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board of Directors of the Corporation. The right to indemnification conferred in this Section 3.1 shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an under taking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Section 3.1 or otherwise; and provided, further, that an advancement of expenses shall not be made if the Corporation's Board of Directors makes a good faith determination that such payment would violate law or public policy.

3.2 Right of Indemnitee to Bring Suit. If a claim under Section 3.1 is not paid in full by the Corporation within sixty days after a written claim has been received bythe Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall betwenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of theclaim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement ofexpenses pursuant to the terms of an undertaking, the indemnitee shall also be entitled to be paid the expense of prosecuting ordefending such suit. The indemnitee shall be presumed to be entitled to indemnification under this Section 3 upon submissionof a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the requiredundertaking has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcomethe presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

3.3 Nonexclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section 3 shall not be exclusive of any otherright which any person may have or hereafter acquire under any statute, provisions of the Articles of Incorporation, ByLaws, agreement, vote of stockholders or disinterested directors, or otherwise. Notwithstanding any amendment to or repeal ofthis Section 3, or of any of the procedures established by the Board of Directors pursuant to Section 3.7, any indemnitee shallbe entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions ofsuch indemnitee occurring prior to such amendment or repeal.

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3.4 Insurance, Contracts, and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of theCorporation or another corporation, partnership, joint venture, trust, or other enterprise against any expense, liability, or loss,whether or not the Corporation would have the power to indemnify such person against such expense, liability, or loss underthe Florida State Law. The Corporation may, without further stockholder approval, enter into contracts withany indemnitee in furtherance of the provisions of this Section 4 and may create a trust fund, grant a security interest, or useother means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary toeffect indemnification as provided in this Section 4.

3.5 Persons Serving Other Entities. Any Corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights toadvancement of expenses to employees or agents of the Corporation on such terms and conditions as such officer or officersdeem appropriate under the circumstances. The Corporation may, by action of its Board of Directors, grant rights toindemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation withthe same scope and effect as the provisions of this Section 4 with respect to the indemnification and advancement of expensesof directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agentonly if required by the Board of Directors.

3.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors, authorize one or more executive officers to grant rights toadvancement of expenses to employees or agents of the Corporation on such terms and conditions as such officer or officersdeem appropriate under the circumstances. The Corporation may, by action of its Board of Directors, grant rights toindemnification and advancement of expenses to employees or agents or groups of employees or agents of the Corporation withthe same scope and effect as the provisions of this Section 4 with respect to the indemnification and advancement of expensesof directors and officers of the Corporation; provided, however, that an undertaking shall be made by an employee or agentonly if required by the Board of Directors.

3.7 Procedures for the Submission of Claims. The Board of Directors may establish reasonable procedures for the submission of claims for indemnification pursuant to thisSection 3, determination of the entitlement of any person thereto, and review of any such determination.

3.8 Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person. No repeal, modification or amendment of, or adoption of any provision inconsistent with, this Article, nor to the fullest extent permitted by applicable law, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or with respect to, arising out of or related to any event, act or omission that occurred prior to, the time of such repeal, modification, amendment or adoption (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).

3.9. Indemnification for Service of Subsidiaries. Any person serving as a director, officer, employee or agent of another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned by the Corporation (a “subsidiary” for this Section) shall be conclusively presumed to be serving in such capacity at the request of the Corporation.

SECTION 4. Uniformity of Interpretation and Severability. The Bylaws shall be so interpreted and construed as to conform to the Articles of Incorporation and the laws of Florida, and where conflict between these Bylaws, the Articles of Incorporation or the laws of such a state has arisen or shall arise, these Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any provision hereof or the application thereof shall be deemed to be invalid by reason of the foregoing sentence, such invalidity shall not affect the validity of the remainder of these Bylaws without the invalid provision or the application thereof, and the provisions of these Bylaws are declared to be severable.

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ARTICLE VIII - Amendments

SECTION 1. Amendment of the By Laws: General. Except as herein otherwise expressly provided, the By Laws of the Corporation may be altered or repealed in any particular andnew By Laws, not inconsistent with any provision of the Articles of Incorporation or any provision of law, may be adopted,either by

(a)

the affirmative vote of the holders of record of a majority in number of the shares present in person or by proxy and entitled to vote at an annual meeting of stockholders or at a special meeting thereof, the notice of which special meeting shall include the form of the proposed alteration or repeal or of the proposed new By Laws, or a summary thereof; or

(b)	either by

(i)	the affirmative vote of a majority of the whole Board of Directors at any meeting thereof, or

(ii)

the affirmative vote of all the directors present at any meeting at which a quorum, but less than a majority, is present;

provided, in either of the latter cases, that the notice of such meeting shall include the form of the proposed alteration or repeal or of the proposed new By Laws, or a summary thereof; and provided, further, that Article I Section 11.2 of these By-Laws may be amended only as set forth in Section 11.1.1(A) of this By Law, except that any amendment required by law or necessary or desirable to cure an administrative or technical deficiency may be made as provided in Section 11.1.1(B) of this By Law.

IN WITNESS WHEREOF, the undersigned has signed this Amendment and Restatement to the Articles of Incorporation this 27th day of August 2015.

By:	/s/ Sarah Myers
Sarah Myers
Its:	Secretary

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EXHIBIT C

2015 EQUITY INCENTIVE PLAN OF ELITE DATA SERVICES INC.

1. Purposes of the Plan

The purposes of the 2015 Equity Incentive Plan (the “Plan”) of Elite Data Services Inc. f/k/a Dynamic Energy Alliance Corp., a Florida corporation (the “Company”), are to:

(a)	Encourage selected employees, directors and consultants to improve operations and increase profits of the Company;

(b)	Encourage selected employees, directors and consultants to accept or continue employment or association with the Company or its Subsidiaries; and

(c)	Increase the interest of selected employees, directors and consultants in the Company’s welfare through participation in the growth in value of the Company.

Under the Plan, the Company may issue common stock of the Company (the “Stock Award” or “Stock Awards”), or grant options to acquire common stock of the Company (the “Option” or “Options”), (the “Stock”), which may be in the form of Stock Awards, or “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Code”), or “non-qualified stock options” (“NQSOs”).

2.  Eligible Persons

Every person who at the date of grant of a Stock Award or an Option is an employee of the Company or of any subsidiary or subsidiaries (as defined below) of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant of a Stock Award or an Option is a consultant to, or non-employee director of, the Company or any Subsidiary (as defined below) of the Company is eligible to receive NQSOs under the Plan. The term “Subsidiary” or “Subsidiaries” as used in the Plan means a subsidiary corporation(s) as defined in the applicable provisions (currently Sections 424(f), respectively) of the Code. The term “employee” (within the meaning of Section 3401(c) of the Code) includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company.

3. Stock Subject to the Plan; Maximum Number of Grants

Subject to the provisions of Section 6(a)(i) of the Plan, the total number of shares of common stock of the Company (the “Shares”), which may be issued under the Plan shall not exceed Twenty-Five Million (25,000,000) Shares.

4. Administration

(a)

The Plan shall be administered by either the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, may be delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of such Committee, if any, in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

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(b)

Subject to the other provisions of the Plan, the Administrator shall have the authority to, in its discretion: (i) grant Stock Awards or Options; (ii) determine the fair market value of the Shares subject to the Stock Awards or Options; (iii) determine the exercise price of Options granted; (iv) determine the persons to whom, and the time or times at which, Stock Awards or Options shall be granted, and the number of shares subject to each Stock Award or Option; (v) interpret the Plan; (vi) prescribe, amend and rescind rules and regulations relating to the Plan; (vii) determine the terms and provisions of each Stock Award or Option granted (which need not be identical), including but not limited to, the time or times at which Stock Awards or Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Stock Award or Option; (ix) defer (with the consent of the optionee) the exercise date of any Stock Award or Option; (x) authorize any person to execute on behalf of the Company any instrument evidencing the grant of Stock Award or Option; (xi) grant waivers of Plan or Award conditions; and (xii) make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

(c)	All questions of interpretation, implementation, and application of the Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

5. Granting of Stock Awards or Options; Contract or Option Agreement

(a)	No Stock Award or Option shall be granted under the Plan after 10 years from the date of adoption of the Plan by the Board.

(b)

Each Stock Award or Option shall be evidenced by either a written agreement “Agreement”) or stock option agreement (the “Option Agreement”), in form satisfactory to the Administrator, executed by the Company and the person to whom such Stock Award or Option is granted.

(c)	The Agreement or Option Agreement shall specify whether each Stock Award or Option it evidences is an NQSO or an ISO.

6. Terms and Conditions of Stock Awards or Options

Each Stock Award or Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6(a). NQSOs shall also be subject to the terms and conditions set forth in Section 6(b), but not those set forth in Section 6(c). ISOs shall also be subject to the terms and conditions set forth in Section (c), but not those set forth in Section 6(b).

(a)	Terms and Conditions to Which All Stock Awards or Options Are Subject. All Stock Awards or Options granted under the Plan shall be subject to the following terms and conditions:

(i)

Changes in Capital Structure. Subject to Section 6(a)(ii), if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments and no adjustment shall be made in the number and class of shares of stock subject to the Plan and each Stock Award or Option outstanding under the Plan. Each such adjustment shall be subject to approval by the Board in its sole discretion.

(ii)

Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised (awarded), all Stock Awards or Options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any Options prior to their termination, even if such Options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Stock Awards or Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the Stock Awards or Options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise (award) of any of the Stock Awards or Options prior to consummation of such event, even if such Stock Awards or Options were not otherwise exercisable (awarded).

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(iii)

Time of Stock Awards or Option Exercise. Subject to Section 5 and Section 6(c)(iii), Stock Awards or Options granted under the Plan shall be exercisable in accordance with a schedule as specified in the written stock option agreement relating to such Stock Award or Option. In any case, no Stock Award or Option shall be exercisable until either a written Agreement or Option Agreement in form satisfactory to the Company has been executed by the Company and the optionee.

(iv)	Stock Awards or Option Grant Date. The date of grant of Stock Award or Option under the Plan shall be the date as of which the Administrator approves the grant unless otherwise specified.

(v)

Nontransferability of Stock Awards or Option Rights. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no Stock Award or Option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the optionee an Option shall be exercisable only by the optionee.

(vi)

Payment. Except as provided below, payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its absolute discretion, may authorize any one or more of the following additional methods of payment:

(1)

delivery by the optionee of Shares already owned by the optionee for all or part of the Option price, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares being delivered is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock;

(2)

the surrender of Shares then issuable upon exercise of the Option, provided the fair market value (determined as set forth in Section 6(a)(x)) of such Shares is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by surrender of such stock;

(3)	cancellation of indebtedness of the Company to the optionee or waiver of compensation due or accrued to optionee for services rendered; and

(4)

if and so long as the Shares are registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Administrator to deliver promptly to the Company the aggregate amount of proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

(vii)

Termination of Employment or Service. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by, a consultant to, or non-employee director of the Company or any of its Subsidiaries (such event being called a “Termination”), except if the Agreement, Stock Award or Option provides otherwise, the Stock Awards or Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Agreement or Option Agreement or by amendment thereof (but in no event after the Expiration Date); provided, however, that if such exercise (award) of the Stock Award or Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by a consultant to, or non-employee director of the Company or a Subsidiary or within the period that the Stock Award or Option remains exercisable after Termination, Stock Awards or Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Stock Award or Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Contractor Agreement or Option Agreement or by amendment thereof (but in no event after the Expiration Date). For purposes of this Section 6(a)(vii), an optionee’s employment, consultancy or directorship shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee’s right to employment, consultancy or directorship by the Company or any Subsidiary following such leave is guaranteed either contractually or by statute. Notwithstanding anything to the contrary above, the terms of the Agreement, Stock Award, and Option shall govern in the event the terms therein conflict with the foregoing terms.

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(viii)

Withholding and Employment Taxes. At the time of exercise (award) of a Stock Award or an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “TaxDate”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes, if so required by the Code. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (1) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (2) tendering to the Company previously owned Shares or other securities of the Company with a fair market value equal to the required amount, or (3) agreeing to have Shares (with a fair market value equal to the required amount) which are acquired upon exercise (award) of the Stock Award or Option withheld by the Company.

(ix)

Other Provisions. Each Stock Award or Option granted under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator (except as set forth in subsection 6(viii) herein), and each ISO granted under the Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

(x)	Determination of Value. For purposes of the Plan, the fair market value of Shares or other securities of the Company shall be determined as follows:

(1)

Fair market value shall be the closing price of such stock on the date before the date the value is to be determined on the principal recognized securities exchange or recognized securities market on which such stock is reported, but if selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for such stock on the date before the date the value is to be determined (or if there are no quoted prices for such date, then for the last preceding business day on which there were quoted prices).

(2)

In the absence of an established market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of stock of other corporations in the same or similar line of business.

(xi)

Stock Award or Option Term. Subject to Section 6(c)(iii), no Stock Award or Option shall be exercisable more than 10 years after the date of grant, or such lesser period of time as is set forth in the Agreement or Option Agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in the Plan as the “Expiration Date”).

(xii)

Registration. The Company may, but shall not be obligated to, register any securities covered by a Stock Award, or Option Agreement pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) and, in the event any shares are registered, the Company may remove any legend on certificates representing these shares. The Company shall not be obligated to take any other affirmative action in order to cause the Stock Award to comply with any law or regulation of any governmental authority.

(b)	Terms and Conditions to Which Only NQSOs Are Subject. Stock Award or Options granted under the Plan which are designated as NQSOs shall be subject to the following terms and conditions:

(i)	Exercise Price.

(1)

To the extent required by applicable laws, rules and regulations and except as set forth in Section 6(b)(i)(2), the exercise price of a NQSO shall be not less than 85% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Option on the date of grant, and not less than 65% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock subject to the Stock Award on the date of grant.

(2)

To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Subsidiary (a “Ten Percent Stockholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Stock Award or Option at the time the Stock Award or Option is granted.

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(c)	Terms and Conditions to Which Only ISOs Are Subject. Stock Awards or Options granted under the Plan which are designated as ISOs shall be subject to the following terms and conditions:

(i)	Exercise Price.

(1)

Except as set forth in Section 6(c)(i)(2), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Stock Award or Option at the time the Option is granted.

(2)

The exercise price of an ISO granted to any Ten Percent Stockholder shall in no event be less than 110% of the fair market value (determined in accordance with Section 6(a)(x)) of the stock covered by the Option at the time the Option is granted.

(ii)

Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code (a disposition within two years from the date of grant of the Option or within one year after the transfer such stock on exercise of the Option), the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

(iii)

Shares Initially Exercisable During Any Year. The aggregate fair market value (determined as set forth in Section 6(a)(x) with respect to each ISO at the time such ISO is granted) of the Shares with respect to which an ISO is exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan of the Company or an affiliate thereof) shall not exceed $100,000.

(iv)	Term. Notwithstanding Section 6(a)(xi), no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

7. Manner of Exercise

(a)

An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6(a)(vi) and 6(a)(viii). The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised.

(b)

Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

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8. Employment or Consulting Relationship

Nothing in the Plan or any Stock Award or Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Subsidiaries to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Subsidiaries.

9. Conditions Upon Issuance of Shares

Shares shall not be issued pursuant to the exercise (award) of a Stock Award or an Option unless the exercise (award) of such Stock Award or Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).

10. Non-Exclusivity of the Plan

The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

11. Amendments to the Plan

The Board may at any time amend, alter, suspend or discontinue the Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Stock Awards or Options except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require stockholder approval unless (a) such amendment seeks to reduce the exercise price of outstanding Options or the price at which Options may be granted below the price provided for in Section 6, (b) stockholder approval is required by law or under applicable listing requirements or to preserve incentive stock option treatment for federal income tax purposes, or (c) the Board otherwise concludes that stockholder approval is advisable.

12. Effective Date of Plan; Termination

This Plan was adopted by the Board and became effective as of August 25, 2015, (the “Effective Date”); provided, however, that no Stock Award or Option shall be exercisable unless and until written consent of the stockholders of the Company, or approval of stockholders of the Company voting at a validly called stockholders’ meeting, is obtained within twelve months after adoption by the Board. If such stockholder approval is not obtained within such time, Stock Awards or Options granted hereunder shall be of the same force and effect as if such approval was obtained except that all ISOs granted hereunder shall be treated as NQSOs. Stock Awards or Options may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws. The Plan shall terminate within ten years from the date of its adoption by the Board.

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